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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints each of John M. Lummis and Martin J. Merritt, and each of them, as his true and lawful attorneys-in-fact and agents for the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned to sign and file with the Securities and Exchange Commission under the Securities Act of 1933, as amended, (i) any and all pre-effective and post-effective amendments to this registration statement, (ii) any registration statement relating to this offering that is be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933, as amended,
(iii) any exhibits to any such registration statement or pre-effective or post-effective amendments or (iv) any and all applications and other documents in connection with any such registration statement or pre-effective or post-effective amendments, and generally to do all things and perform any and all acts and things whatsoever requisite and necessary or desirable to enable the Registrant to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission.

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities indicated on this 23rd day of April 2001.


     SIGNATURE                          TITLE
     ---------                          -----

     /s/ James N. Stanard               President, Chief Executive Officer and
     -----------------------------      Chairman of the Board of Directors
         JAMES N. STANARD               (Principal Executive Officer)


     /s/ John M. Lummis                 Executive Vice President and Chief
     -----------------------------      Financial Officer (Principal Financial
         JOHN M. LUMMIS                 and Accounting Officer)

     /s/ William I. Riker
     -----------------------------
         WILLIAM I. RIKER               Director & Executive Vice President

     /s/ Arthur S. Bahr                 Director
     -----------------------------
         ARTHUR S. BAHR

     /s/ Thomas A. Cooper               Director
     -----------------------------
         THOMAS A. COOPER

     /s/ Edmund B. Greene
     -----------------------------
         EDMUND B. GREENE               Director

     /s/ Brian R. Hall
     -----------------------------
         BRIAN R. HALL                  Director


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     /s/ Gerald L. Igou
     -----------------------------
         GERALD L. IGOU                 Director


     -----------------------------
         KEWSONG LEE                    Director


     -----------------------------
         PAUL J. LISKA                  Director

     /s/ W. James MacGinnitie
     -----------------------------
         W. JAMES MACGINNITIE           Director

     /s/ Scott E. Pardee
     -----------------------------
         SCOTT E. PARDEE                Director

     Renaissance U.S. Holdings Inc.

     By: /s/ Mark J. Rickey
         -------------------------
         Name:  Mark J. Rickey           Authorized Representative in the United
         Title: President                States